                                  EX-99.906CERT

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002


Name of Registrant:     USLICO Series Fund

Date of Form N-CSR:     Period Ended 6/30/03, to be filed 8/28/03


      The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

      1.    such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to USLICO Series Fund and will be retained by USLICO Series Fund and furnished to the Securities and Exchange Commission or its staff upon request.


      IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 28 day of August, 2003.









                                                /s/ James M. Hennessy
                                                ---------------------
                                                James M. Hennessy

                                  EX-99.906CERT

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002


Name of Registrant:     USLICO Series Fund

Date of Form N-CSR:     Period Ended 6/30/03, to be filed 8/28/03


      The undersigned, the principal financial officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

      1.    such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to USLICO Series Fund and will be retained by USLICO Series Fund and furnished to the Securities and Exchange Commission or its staff upon request.

      IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 28 day of August, 2003.



                                                /s/ Michael J. Roland
                                                ---------------------
                                                Michael J. Roland